UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 19, 2013 (April 4, 2013)
Date of Report (date of earliest event reported)

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AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

(Exact name of Registrant as specified in its charter)

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Maryland	333-169821	27-3441614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 4, 2013, American Realty Capital Daily Net Asset Value Trust, Inc., a Maryland corporation (the “Company”), entered into that certain investment opportunity allocation agreement (the “Agreement”) with American Realty Capital Properties, Inc., a Maryland corporation (“ARCP”), American Realty Capital Trust IV, Inc., a Maryland corporation (“ARCT IV”), and American Realty Capital Trust V, Inc., a Maryland corporation (“ARCT V,” and together with the Company, ARCP, ARCT IV and ARCT V, the “ARC Funds”). Pursuant to the Agreement, the ARC Funds agreed that, until such time as ARCT IV has substantially completed its property acquisitions, ARCT IV will have priority over any other ARC Fund to any potential freestanding, single-tenant real estate assets net leased to investment grade and other creditworthy tenants with a lease duration of 10 or more years (each a “Proposed Property Acquisition”), except as may otherwise be agreed upon between the board of directors of the ARC Funds, and (2) after such time as ARCT IV has substantially completed its property acquisitions, if the advisor of an ARC Fund determines that one or more Proposed Property Acquisition is appropriate for its ARC Fund, and assuming each ARC Fund has sufficient capital to support such Proposed Property Acquisition, such Proposed Property Acquisition will be submitted to the board of directors of each ARC Fund for a vote on whether to pursue such Proposed Property Acquisition. If the board of directors of more than one ARC Fund approves to pursue such Proposed Property Acquisition, then the acquisitions of such properties will be subject to rotation among the ARC Funds, depending on whether the ARC Funds have sufficient capital to acquire all or some of the Proposed Property Acquisitions and which ARC Fund most recently made a property acquisition. Notwithstanding the foregoing, any priority to Proposed Property Acquisitions allocated to ARCT IV will be lifted in cases in which a Proposed Property Acquisition would overly concentrate ARCT IV in a particular industry, geographical region or tenant.

Each of the ARC Funds were sponsored, directly or indirectly, by AR Capital, LLC (“ARC”). ARC and its affiliates provide investment, management, advisory, fund raising and other services to the ARC Funds and in the future will continue to provide certain of these services for which they were or will be, as applicable, paid fees and reimbursed for certain expenses from the ARC Funds, as applicable. Certain executive officers and directors of the ARC Funds are principals of ARC. Additionally, certain executive positions at the ARC Funds are occupied by the same individuals and the ARC Funds have certain overlapping members on their respective boards of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

Date: April 19, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and Chairman of the Board of Directors